UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2008

True Product ID, Inc.
(Exact name of registrant as specified in its charter)

DL		0-29249	16-1499611
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification Number)

1615 Walnut Street, 3rd Floor, Philadelphia, PA			19103
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:	(215) 972-6999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 5, 2008, the Board of Directors released Ke Ke Wang as the President and appointed Michael J. Antonoplos as  President.  Mr. Antonoplos is a director and the Company’s secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

True Product ID, Inc.

Dated:	December 9, 2008	By:	/s/Michael J. Antonoplos
Michael J. Antonoplos President